The Huntington Director M

Talcott Resolution Life Insurance Company
Separate Account Three

File No. 333-119414

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Director M table of minimum and maximum expenses in section “2. Synopsis” of your prospectus is deleted and replaced with the following:

The Huntington Director M	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	1.93%

This Hartford Director M table under “Example” under section “2. Synopsis” of your prospectus is deleted and replaced with the following:

The Huntington Director M:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,167	$2,218	$3,084	$5,241
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$346	$1,401	$2,451	$5,059
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$529	$1,583	$2,634	$5,241

This Supplement Should Be Retained For Future Reference.

HV-7736